Exhibit 10.3.h

WAIVER

This Waiver (as the same may be amended, restated, supplemented, extended or otherwise modified from time to time, this “Waiver”) is entered into as of August 6, 2007, by and among MAGNACHIP SEMICONDUCTOR S.A., a société anonyme, organized and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 74, rue de Merl, B.P. 709, L-2017 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of commerce and companies under the number B 97,483 (“Luxco”), MAGNACHIP SEMICONDUCTOR FINANCE COMPANY, a Delaware corporation (together with Luxco, “Borrowers”), the Lenders party hereto, UBS AG, STAMFORD BRANCH, as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”; and together with the Administrative Agent, the “Agents,” and each an “Agent”) for the Secured Parties and the Issuing Bank.

RECITALS

A. The Borrowers, MagnaChip Semiconductor LLC, the Subsidiary Guarantors party thereto, UBS Securities LLC, as lead arranger, as documentation agent and as syndication agent, UBS Loan Finance LLC, as swingline lender, Korea Exchange Bank, as issuing bank and Agents are parties to that certain Credit Agreement dated as of December 23, 2004 (as the same has been and hereafter may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, all capitalized terms used in this Waiver shall have the meanings ascribed to them in the Credit Agreement.

B. The Borrowers have informed the Agents that certain Defaults and Events of Default described in Exhibit A attached hereto (the “Specified Defaults”) have occurred and are continuing.

C. The Borrowers have requested that the Agents and the Required Lenders waive the Specified Defaults upon the terms and subject to the conditions as herein set forth.

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Waivers; Effectiveness of Seventh Amendment. Subject to Sections 3 and 9 hereof, the Agents and the Lenders hereby (a) waive the Specified Defaults, and (b) agree that the Seventh Amendment to Credit Agreement dated as of June 28, 2007 (the “Seventh Amendment”) shall be deemed to have become effective as of the date thereof.

SECTION 2. Representations and Warranties. To induce the Agents and Lenders to execute and deliver this Waiver, each of the Borrowers represents and warrants that:

(a) The execution, delivery and performance by the Borrowers of this Waiver and all documents and instruments delivered in connection herewith and the Credit Agreement and all other Loan Documents by Borrowers and the other Loan Parties (in each case to the extent a party thereto) have been duly authorized, and this Waiver and all documents and instruments delivered in connection herewith and the Credit Agreement and all other Loan Documents are legal, valid and binding obligations of the Loan Parties party thereto enforceable against such Loan Parties in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

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(b) Other than with respect to any matters related to this Waiver, after giving effect to this Waiver, each of the representations and warranties made by or on behalf of such Borrower or any other Loan Party to either Agent or any Lender in any of the Loan Documents was true and correct when made and in all material respects is true and correct on and as of the date of this Waiver with the same full force and effect as if each of such representations and warranties had been made by such Loan Party on the date hereof and in this Waiver, and each of the agreements and covenants in the Credit Agreement and the other Loan Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof;

(c) Neither the execution, delivery and performance of this Waiver or any documents and instruments delivered in connection herewith nor the consummation of the transactions contemplated hereby or thereby (i) does or shall contravene, result in a breach of, or violate (A) any provision of any Loan Party’s corporate charter, bylaws, operating agreement, purchase agreement, or other governing documents, (B) any law or regulation, or any order or decree of any court or government instrumentality, or (C) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party is a party or by which any Loan Party or any of its property is bound or (ii) requires any notice to, registration or filing with, acceptance, consent or approval of, or any other action by, any Governmental Authority;

(d) Agents’ and Lenders’ security interests in the Collateral continue to be valid, binding, and enforceable first-priority security interests which secure the Obligations (subject only to any Liens permitted under the Loan Documents), and no tax or judgment liens are currently of record against any Loan Party or any Subsidiary thereof;

(e) The recitals to this Waiver are true and correct; and

(f) Except for the Specified Defaults, no Default or Event of Default has occurred and is continuing or will occur or be continuing upon the effectiveness of this Waiver.

SECTION 3. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically set forth herein, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement or any other Loan Documents, and all rights of Agents and Lenders and all of the Obligations, shall remain in full force and effect.

(b) Except as expressly set forth herein, the execution, delivery and effectiveness of this Waiver shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement or any other Loan Documents, (ii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Documents or any right, power or remedy of any Agent or any Lender thereunder, or (iii) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, each of the Agents and Lenders reserves all of its rights, powers, and remedies under the Credit Agreement, the other Loan Documents, and/or applicable law. All of the provisions of the Credit Agreement and the other Loan Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived, reinstated.

SECTION 4. Costs and Expenses. Each of the Borrowers agrees jointly and severally to reimburse Agents and Lenders for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Waiver.

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SECTION 5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

SECTION 6. Headings. Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purposes.

SECTION 7. Counterparts. This Waiver may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Waiver by delivering by facsimile transmission a signature page of this Waiver signed by such party, and any such facsimile signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Waiver.

SECTION 8. Time of Essence. Time is of the essence in the payment and performance of each of the obligations of any of the parties hereunder and with respect to all conditions to be satisfied by such party.

SECTION 9. Effectiveness. This Waiver shall become effective at the time that duly executed signature pages for this Waiver signed by the Required Lenders and Borrowers shall have been delivered to Administrative Agent.

*** Signature Pages Follow ***

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IN WITNESS WHEREOF, this Waiver has been executed by the parties hereto as of the date first written above.

MAGNACHIP SEMICONDUCTOR S.A.,
a Luxembourg company

By:	/s/ Paul C. Schorr IV
Name:
Title:

MAGNACHIP SEMICONDUCTOR FINANCE
COMPANY, a Delaware limited liability company

By:	/s/ Paul C. Schorr IV
Name:
Title:

UBS SECURITIES LLC, as Arranger,
Syndication Agent and Documentation Agent

By:	/s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director

By:	/s/ David B. Julie
Name: David B. Julie
Title: Associate Director

UBS AG, STAMFORD BRANCH, as
Administrative Agent and Collateral Agent

By:	/s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director

By:	/s/ David B. Julie
Name: David B. Julie
Title: Associate Director

UBS LOAN FINANCE LLC,
as Swingline Lender

By:	/s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director

By:	/s/ David B. Julie
Name: David B. Julie
Title: Associate Director

KOREA EXCHANGE BANK

By:	/s/ II-Won Joo
Name: II-Won Joo
Title: Senior Relationship Manager

CITICORP NORTH AMERICA, INC.

By:	/s/ Carl Cho
Name: Carl Cho
Title: Director

JPMORGAN CHASE BANK N.A.

By:	/s/ William A. Austin
Name: William A. Austin
Title: Executive Director

DEUTSCHE BANK TRUST COMPANY
AMERICAS

By:	/s/ Paul O’Leary
Name: Paul O’Leary
Title: Vice President

DEUTSCHE BANK TRUST COMPANY
AMERICAS

By:	/s/ Susan Lefevre
Name: Susan Lefevre
Title: Director

EXHIBIT A

to

WAIVER

Specified Defaults

1. Consolidated EBITDA for the 12-month period ended April 30, 2007 was not in compliance with Section 6.10(e) of the Credit Agreement.

2. Each of the monthly certificates delivered by a Financial Officer of a Loan Party pursuant to Section 5.01(l) of the Credit Agreement that certified that no Event of Default has occurred with respect to the period ended April 30, 2007 was incorrect, because each such certificate failed to disclose the Default referred to in paragraph 1 above.

3. The calculations of Consolidated EBITDA for each month set forth in the financial statements delivered by a Financial Officer of a Loan Party pursuant to Sections 5.01(a) and (b) of the Credit Agreement in respect of the fiscal quarter ended September 30, 2006 and the Fiscal Year ended December 31, 2006 were subsequently found to be incorrect.

4. The notice of the occurrence of the Defaults and Events of Default referred to in paragraphs 1, 2 and 3 above required to be delivered pursuant to Section 5.02 of the Credit Agreement was not delivered within the required timeframe.

5. Borrowers requested and obtained Credit Extensions after the occurrence one or more of the Defaults and Events of Default described in paragraphs 1, 2, 3 and 4 above, and, at the time of each such Credit Extension, represented and warranted that no Default or Event of Default had occurred or was continuing.

6. In connection with the Seventh Amendment and in other certificates and documents delivered after the occurrence of one or more of the Defaults and Events of Default described in paragraphs 1, 2, 3, 4 and 5, the Borrowers did not disclose the existence and continuance of such Defaults and/or Events of Default.